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Exhibit 10.36



                                                 March 5, 1999

Mr. Mitch Green
Banque Nationale De Paris
499 Park Avenue
New York, NY  10022-1278

Dear Mr. Green,

Pursuant to Section 2.05 (a) of the Credit Agreement Dated as of April 24, 1998 among Iron Age Corporation as Borrower and Banque Nationale de Paris as Agent, the Borrower has elected to reduce Acquisition Commitments from $35,000,000 to $22,000,000. Therefore, please reduce the Unused Acquisition Commitments from $23,300,000 to $10,300,000.

                                       Sincerely,

                                       IRON AGE CORPORATION



                                       Keith A. McDonough
                                       Executive VP/CFO

KAM/al

c:   Reza Satchu  Fenway Partners, Inc.
     Alan Mustacchi  Banque National De Paris